Banc of California, Inc. Increases Quarterly Common Stock Dividend 20% to $0.12 Per Share Company Release – 2/5/2026 LOS ANGELES--(BUSINESS WIRE)– Banc of California, Inc. (the “Company”) (NYSE: BANC) announced today that its Board of Directors declared a quarterly cash dividend of $0.12 per share on its outstanding common stock, representing a 20% increase to the most recent dividend declaration. The dividend will be payable April 1, 2026, to stockholders of record as of March 16, 2026. “The increase in our quarterly dividend reflects the strength of our financial performance and the confidence we have in our earnings outlook,” said Jared Wolff, Chairman and CEO of Banc of California. “We are pleased to return additional capital and reward our valued shareholders, while we continue to deliver strong financial results. As we look ahead, we remain committed to executing on our strategy to deliver sustainable, high quality profitable growth and long-term value for our shareholders.” The Board of Directors also declared a quarterly cash dividend of $0.4845 per depositary share on its 7.75% Fixed Rate Non- Cumulative Perpetual Preferred Stock, Series F. The dividend will be payable March 2, 2026, to stockholders of record as of February 19, 2026. The Series F depositary shares are traded on the New York Stock Exchange under the “Banc/PF” symbol. The Company maintains a Dividend Reinvestment Plan (DRIP) which allows common stockholders to automatically acquire common shares at a 3% discount from the applicable market price. All registered common stockholders with holdings maintained at the Company’s transfer agent, Computershare, are eligible to participate in the DRIP program. For more information on the Company’s DRIP program, please contact Investor Relations at IR@bancofcal.com or (855) 361-2262. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the Company’s expectations regarding use of its stock repurchase program, confidence in its earnings outlook and other non-historical statements. Words or phrases such as “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “strategy,” or similar expressions are intended to identify these forward-looking statements. Such statements are based on current beliefs and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including factors described in “Part I—Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which is filed with the Securities and Exchange Commission ("SEC"), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law. About Banc of California, Inc. Banc of California, Inc. (NYSE: BANC) is a bank holding company with over $34 billion in assets and the parent company of Banc of California. Banc of California is one of the nation’s premier relationship-based business banks, providing banking and treasury management services to small-, middle-market, and venture-backed businesses. Banc of California is the largest independent bank headquartered in Los Angeles and the third largest bank headquartered in California and offers a broad range of loan and deposit products and services through 79 full-service branches located throughout California and in Denver, Colorado, and Durham, North Carolina, as well as through regional offices nationwide. The bank also provides full-service payment processing solutions to its clients and serves the Community Association Management industry nationwide with its technology-forward platform, SmartStreet™. The bank is committed to its local communities through the Banc of California

Charitable Foundation, and by supporting organizations that provide financial literacy and job training, small business support, affordable housing, and more. Member FDIC. For more information, please visit us at www.bancofcal.com. Investor Relations Inquiries: Banc of California, Inc. (855) 361-2262 Jared Wolff, (310) 424-1230 Joe Kauder, (310) 844-5224 Ann DeVries, (646) 376-7011 Media Contact: Debora Vrana, Banc of California (213) 999-4141 Deb.Vrana@bancofcal.com Source: Banc of California, Inc.